MDU Resources Group, Inc. Section 16 Officers and Directors
with Indemnification Agreements Chart

Section 16 Officers

Name	Title	Date of Agreement
David L. Goodin	President and Chief Executive Officer, MDU Resources Group, Inc.	August 12, 2010, as amended May 15, 2014
Steven L. Bietz	President and Chief Executive Officer, WBI Holdings, Inc.	August 12, 2010, as amended May 15, 2014
William R. Connors	Vice President - Renewable Resources, MDU Resources Group, Inc.	August 12, 2010, as amended May 15, 2014
Mark A. Del Vecchio	Vice President - Human Resources, MDU Resources Group, Inc.	August 12, 2010, as amended May 15, 2014
Cynthia J. Norland	Vice President - Administration, MDU Resources Group, Inc.	August 12, 2010, as amended May 15, 2014
Paul K. Sandness	General Counsel and Secretary, MDU Resources Group, Inc.	August 12, 2010, as amended May 15, 2014
Doran N. Schwartz	Vice President and Chief Financial Officer, MDU Resources Group, Inc.	August 12, 2010, as amended May 15, 2014
Douglass A. Mahowald	Treasurer and Assistant Secretary, MDU Resources Group, Inc. through November 28, 2014	August 12, 2010, as amended May 15, 2014
Nicole A. Kivisto	President and Chief Executive Officer, Montana- Dakota Utilities Co., Great Plains Natural Gas Co., Cascade Natural Gas Corporation, and Intermountain Gas Company effective January 9, 2015	August 12, 2010, as amended May 15, 2014
J. Kent Wells	Vice Chairman, MDU Resources Group, Inc.; and Chief Executive Officer, Fidelity Exploration & Production Company	May 2, 2011, as amended May 15, 2014
K. Frank Morehouse	President and Chief Executive Officer, Montana-Dakota Utilities Co., Great Plains Natural Gas Co., Cascade Natural Gas Corporation, and Intermountain Gas Company through January 8, 2015	January 4, 2013, as amended May 15, 2014
David C. Barney	President and Chief Executive Officer, Knife River Corporation	May 16, 2013, as amended May 15, 2014
Jeffrey S. Thiede	President and Chief Executive Officer, MDU Construction Services Group, Inc.	May 16, 2013, as amended May 15, 2014
Dennis L. Haider	Executive Vice President - Business Development, MDU Resources Group, Inc.	June 1, 2013, as amended May 15, 2014
Nathan W. Ring	Vice President, Controller and Chief Accounting Officer, MDU Resources Group, Inc.	January 3, 2014, as amended May 15, 2014
Jason L. Vollmer	Treasurer and Director of Cash and Risk Management, MDU Resources Group, Inc. effective November 29, 2014	November 29, 2014

Directors

Name	Title	Date of Agreement
Harry J. Pearce	Chairman of the Board of Directors	August 12, 2010
David L. Goodin	Director	August 12, 2010
Thomas Everist	Director	August 12, 2010
Karen B. Fagg	Director	August 12, 2010
Mark A. Hellerstein	Director	August 1, 2013
A. Bart Holaday	Director	August 12, 2010
Dennis W. Johnson	Director	August 12, 2010
William E. McCracken	Director	August 1, 2013
Patricia L. Moss	Director	August 12, 2010
J. Kent Wells	Director	May 2, 2011
John K. Wilson	Director	August 12, 2010